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                              MANAGEMENT AGREEMEENT

      This Management Agreement (this "Agreement"), dated as of November 1, 1999, by and between RSL Communications, Ltd., a Bermuda company ("RSL COM") and deltathree.com, Inc., a Delaware corporation (the "Company"). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in clause 1.1 hereof.

      WHEREAS, the Company is a wholly-owned Subsidiary of RSL COM and will continue to be a Subsidiary immediately following the proposed Initial Public Offering;

      WHEREAS, RSL COM has incurred and will continue to incur, directly and through other members of the RSL Group, overhead expenses in relation to services provided to the Company Group;

      WHEREAS, the Company Group benefits from the services RSL COM provides to, and expenses incurred by RSL COM on behalf of, the Company Group;

      WHEREAS, the Company has agreed to make payment to RSL COM in consideration of these services, on the terms set forth in this Agreement.

      NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1     Definitions and interpretation

      1.1   Definitions

            For purposes of this Agreement, the following terms shall have the following meanings:

            Affiliate of any Person means a Person that controls, is controlled by, or is under common control with such Person. As used herein, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by contract or otherwise;

            Business Day means a day on which banks are open for business in New York, New York, excluding a Saturday, Sunday or public holiday;

            Commencement Date means the date the Initial Public Offering is consummated;

            Company Group means the Company and its Subsidiaries from time to time;

            CPI means the Consumer Price Index for all Urban Consumers as published by the Bureau of Labor Statistics of the United States Department of Labor for the New York Northeastern New Jersey Area, all items (1967-100);

            Initial Public Offering means an underwritten initial public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act of 1933, as amended;


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            Insolvency Event in relation to a party means the happening of one or more of these events:

            (a) an application is made to a court for an order that it be wound up, declared bankrupt or that a provisional liquidator or receiver or receiver and manager be appointed, unless the application is withdrawn, struck out or dismissed within 7 Business Days of it being made;

            (b) a receiver, administrator, manager, receiver and manager or agent is appointed to administer it or any part of its undertaking or property, or any encumbrancer is validly entitled to exercise any power of sale over any part of its undertaking or property;

            (c)   a liquidator or provisional liquidator is appointed;

            (d) it is insolvent, as disclosed in its accounts or otherwise, states that it is insolvent or it is presumed to be insolvent under any applicable law;

            (e) it states that it is unable to pay its debts or is unable to pay its debts as and when they fall due; or

            (f) anything having a substantially similar effect to any of the events specified above happens to it under the law of any jurisdiction;

            Management Fee means the monthly fee payable by the Company to RSL COM pursuant to clause 5;

            Management Services means the services set out in Schedule 1 attached hereto;

            Review Date means December 31, 2000 and December 31 of each subsequent year;

            RSL Group means RSL COM and its Affiliates from time to time, not including the Company Group;

            Services Agreement means the Amended and Restated Services Agreement between RSL COM and the Company, dated September 3, 1999, relating to, among other things, the supply of leased line capacity, data communications facilities, traffic termination services and physical space; and

            Subsidiary means, in relation to a Person, any Person of which at least a majority of the securities or interests having by the terms thereof voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such Person is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries; provided, however, that no Person shall be deemed to be a Subsidiary of such other Person unless such other Person controls, or has the right, power or ability to control, that Person.

      1.2   Interpretation

            In this Agreement, headings and boldings are for convenience only and do not affect the interpretation of this Agreement and, unless the context otherwise requires:

            (a) words importing the singular include the plural and vice versa;


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            (b)   words importing a gender include any gender;

            (c) other parts of speech and grammatical forms of a word or phrase defined in this Agreement have a corresponding meaning;

            (d) an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other Person;

            (e) a reference to a clause, party, or schedule is a reference to a clause of, and a party and schedule to, this Agreement and a reference to this Agreement includes any schedule;

            (f) a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

            (g) a reference to a party to a document includes that party's successors and permitted assigns;

            (h)   a reference to $ or dollars is to US dollars; and

            (i)   the expressions:

                  (1)   comply with includes observe and perform;

                  (2) permit includes suffer or cause, including by way of omission; and

                  (3)   including and similar words are not words of limitation.

      1.3   Business Day

            Where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the next Business Day.

2     Conditions precedent

      2.1   Conditions

            The obligations and liabilities of the parties under this Agreement are conditional on the Company consummating the Initial Public Offering.

      2.2   Cut-off date

            If the condition precedent in clause 2.1 is not satisfied on or before March 31, 2000, or such later date as the parties agree in writing, this Agreement will terminate and will have no further effect, and neither party will be liable to the other.

3     Commencement and term

            This Agreement will commence on the Commencement Date and will continue until terminated in accordance with clause 7.

4     Provision of Management Services


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            (a)   The Company acknowledges that the Company and the other
                  members of the Company Group have received, and will continue to receive during the term of this Agreement, the benefit of the Management Services.

            (b) RSL COM will provide, or procure the provision of, the Management Services in a manner consistent with:

                  (1) the provision of the Management Services to the Company Group prior to the commencement of this Agreement; and

                  (2) the provision of similar services by RSL COM to the various telecommunications operating companies throughout the world that form part of the RSL Group.

5     Fees and payment

      5.1   Amount of Management Fee

            (a) The amount of the Management Fee payable in respect of each month up to and including December 2000 is $15,000 per month.

            (b) The Management Fee will be adjusted as from each Review Date in accordance with clause 5.2.

      5.2   Adjustment of Management Fee - CPI

            (a) Subject to clause 5.2(c), the Management Fee will be adjusted from each Review Date in accordance with the following formula:

                  A = B x C divided by D

                  A =   the Management Fee payable from the relevant Review
                        Date;

                  B = the Management Fee immediately before the relevant Review Date;

                  C = the CPI in respect of the quarter immediately before the relevant Review Date; and

                  D = the CPI in respect of the quarter immediately before the previous Review Date or (in the case of the first Review Date) the commencement date of this Agreement.

            (b) If the Bureau of Labor Statistics of the United States Department of Labor or equivalent authority ceases to issue the CPI then the published index which most closely resembles it must be used for the purpose of clause 5.2(a).

            (c) Clause 5.2(a) will not apply if the parties agree in writing before any Review Date that an alternative Management Fee is to apply after that date.

      5.3   Payment of Management Fee

            (a) On the first Business Day of each month, the Company must pay to RSL COM


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                  the Management Fee in respect of the preceding month.

            (b) Any amount which is not paid as required by clause 5.3(a) will accrue interest from the date such amount was due at the rate of RSL COM's "weighted average cost of capital" ("WACC") as calculated by RSL COM and/or its advisers from time to time. As of the date of this Agreement, RSL COM's WACC is 14.66%. Promptly upon calculation of a new WACC, RSL COM shall notify the Company of such new rate and immediately upon such notification, the new WACC shall be effective under the terms of this Agreement and shall remain in effect until RSL COM's next calculation thereof.

      5.4   Set off

            The Company may set off any amount which is payable by RSL COM to the Company by crediting that amount towards the amount payable by the Company under this Agreement.

      5.5   Currency

            All payments to RSL COM shall be made in U.S. Dollars.

6     Liability

      6.1   Liability

            (a) Neither RSL COM, any other member of the RSL Group, nor any of their respective directors, officers and employees will have any liability whatsoever to the Company Group for any loss or damage incurred by the Company Group arising out of or in connection with the provision of the Management Services, except to the extent that such loss or damage is caused by the willful misconduct of RSL COM.

            (b) The parties acknowledge that RSL COM enters into clause 6.1(a) on its own account and as agent for:

                  (1)   its directors, officers and employees; and

                  (2) the other members of the RSL Group and their respective directors, officers and employees,

                  and that RSL COM holds the benefit of that clause in trust for itself and for such other persons.

      6.2   Indemnity

            The Company agrees to indemnify RSL COM in respect of any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment (including without limitation legal fees) which RSL COM pays, suffers, incurs or is liable for, by reason of any action or claim brought against RSL COM in respect of the provision of the Management Services, except to the extent caused by to the


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            willful misconduct of RSL COM.

7     Termination

      7.1   Change of control

            Either party may terminate this Agreement upon three months' written notice to the other at any time after the Company is no longer a Subsidiary of the RSL Group.

      7.2   Events of default

            Either party (the "non-defaulting party") may terminate this Agreement immediately by notice to the other (the "defaulting party") if:

            (a) the defaulting party commits a material breach of this Agreement and that failure or breach is incapable of remedy or, if capable of remedy, continues for 20 Business Days after the defaulting party is given a notice by the non-defaulting party requiring the breach to be remedied;

            (b) the defaulting party is repeatedly or persistently in breach of or default under any of the provisions of this Agreement;

            (c) the defaulting party ceases to carry on its business or a material part of its business;

            (d) the defaulting party ceases to hold any material license, approval, authorization or consent required to enable it to comply with its obligations under this Agreement; or

            (e) an Insolvency Event occurs in relation to the defaulting party.

      7.3   Effect of termination

            Upon termination of this Agreement, each party is released (as of the effective date of such termination) from any further obligation under this Agreement except that:

            (a) such termination will not affect any rights that either party may have by reason of a breach of this Agreement occurring prior to termination; and

            (b) such termination will not affect any party's right to receive payments that are due and owing to it under this Agreement at the date of termination.

8     Dispute resolution

      8.1   Submission to arbitration

            (a) The parties agree to submit any disputes arising out of, relating to, or in connection with, the interpretation, execution or performance of this Agreement to final and binding arbitration in New York, New York.


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            (b)   The parties consent to the jurisdiction of the Supreme Court of the State of New York, and of the United States District Court for the Southern District of New York, for all purposes in connection with arbitration, including the entry of judgment on any award; and consent that any process, notice of motion or other application to either of those courts, and any papers in connection with arbitration, may be served by registered or certified mail, return receipt requested, by personal service, or in such other manner as may be permissible under the rules of the applicable court or arbitration tribunal, provided a reasonable time for appearance is allowed.

      8.2   Arbitration rules

            (a) The rules of the American Arbitration Association (AAA) will apply to any arbitration except to the extent modified by this clause 8.

            (b) The arbitration will be conducted in English before three arbitrators. Each party may appoint one arbitrator, and the arbitrators so appointed shall choose another arbitrator. If the arbitrators chosen by the parties cannot agree on the choice of the other arbitrator within a period of 30 days after their appointment, then the other arbitrator shall be appointed by the AAA.

            (c) The arbitrators must state the reasons upon which the award is based. The award of the arbitrators will be final and binding upon the parties and will not be subject to appeal to any court or other authority, except to the extent required by applicable law. Judgment upon the award may be entered in any court having jurisdiction, and application may be made to any such court for a judicial acceptance of the award and an order for enforcement.

      8.3   Costs

            Each party must bear its own costs and expenses in connection with any arbitration, but must share equally in the expenses and fees assessed by the AAA.

9     Miscellaneous

      9.1   Waivers

            (a) Waiver of any right arising from a breach of this Agreement or of any right, power, authority, discretion or remedy arising upon default under this Agreement must be in writing and signed by the party granting the waiver.

            (b)   A failure or delay in exercise, or partial exercise, of:

                  (1)   a right arising from a breach of this Agreement; or

                  (2) a right, power, authority, discretion or remedy created or arising upon default under this Agreement,

                  does not result in a waiver of that right, power, authority, discretion or remedy.

            (c) A party is not entitled to rely on a delay in the exercise or non-exercise of a right,


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                  power, authority, discretion or remedy arising from a breach of this Agreement or on a default under this Agreement as constituting a waiver of that right, power, authority, discretion or remedy.

            (d) A party may not rely on any conduct of another party as a defense to exercise of a right, power, authority, discretion or remedy by that other party.

            (e)   This clause may not itself be waived except by writing.

      9.2   Variation

            A variation of any term of this Agreement must be in writing and signed by the parties.

      9.3   Assignment

            (a) Subject to clause 9.3(b), rights arising out of or under this Agreement are not assignable by one party without the prior written consent of the other party (which consent must not be unreasonably withheld).

            (b) RSL COM may at any time assign its rights under this Agreement to an Affiliate.

            (c) A breach of clause 9.3((a)) by one party entitles the other party to immediately terminate this Agreement.

            (d) Clause 9.3((c)) does not affect the construction of any other part of this Agreement.

      9.4   Further assurances

            Each party must do all things and execute all further documents necessary to give full effect to this Agreement.

      9.5   Governing law and jurisdiction

            This Agreement is governed by, and must be construed in accordance with, the laws of New York, without regard to the conflict of laws provisions thereof, other than as to its laws of arbitration which shall be governed under the United States Arbitration Act or other applicable federal law.

      9.6   Relationship

            Nothing in this Agreement or in any other instrument, agreement or other document delivered pursuant to or in connection with it will deem either party the partner, joint venture, agent or employee of the other.

      9.7   Prohibition and enforceability

            (a) Any provision of, or the application of any provision of, this Agreement or any right, power, authority, discretion or remedy which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

            (b) Any provision of, or the application of any provision of, this Agreement which is


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                  void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

      9.8   Costs and expenses

            Each party must pay its own legal costs and expenses in respect of the negotiation, preparation, completion and execution of this Agreement.

      9.9   Notices

            (a) Any notice or other communication including, but not limited to, any request, demand, consent or approval, to or by a party to this Agreement must be delivered personally or sent by prepaid airmail post or facsimile and:

                  (1) must be in legible writing and in English addressed as shown below:

                        (A)   if to RSL COM:

                              Address:    Clarendon House
                                          Church Street
                                          Hamilton HM CX, Bermuda

                              Attention:  President

                              Facsimile: (441) 292-4720


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                              With a copy to:

                              RSL Communications, N. America, Inc.
                              767 Fifth Avenue, Suite 4300
                              New York, New York 10153 USA
                              Attention: General Counsel
                              Facsimile: 212-317-1940

                              and

                        (B)   if to the Company:

                              Address:    430 Park Avenue, Suite 500
                                          New York, New York 10022

                              Attention:  General Counsel

                              Facsimile:  (212) 588-3674

                        or as specified to the sender by any party by notice;

                  (2) where the sender is a company, must be signed by an officer of the sender;

                  (3) is regarded as being given by the sender and received by the addressee:

                        (A) if by delivery in person or by internationally recognized overnight courier, when delivered to the addressee;

                        (B) if by post, seven Business Days from and including the date of postage; or

                        (C) if by facsimile transmission, when legibly received by the addressee,

                        but if the delivery or receipt is on a day which is not a Business Day or is after 4:00 p.m. (addressee's time) it is regarded as received at 9:00 a.m. on the following Business Day; and

                  (4) can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorized by the sender.

            (b) A facsimile transmission is regarded as legible unless the addressee telephones the sender within two hours after transmission is received or regarded as received under clause 9.9(a)(3) and informs the sender that it is not legible.

            (c) In this clause 9.9, a reference to an addressee includes a reference to an addressee's officers, agents or employees.

      9.10  No third party beneficiaries

            Save where expressly provided to the contrary, nothing in this Agreement will confer any rights upon any person which is not a party to this Agreement.

      9.11  Entire agreement

            This Agreement supersedes all previous agreements in respect of the Management


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            Services and embodies the entire agreement between the parties. The
            Services Agreement shall remain in full force and effect and shall be in no way modified by the terms and conditions of this Agreement.

      9.12  Counterparts

            (a)   This Agreement may be executed in any number of counterparts.

            (b)   All counterparts, taken together, constitute one instrument.

            (c)   A party may execute this Agreement by signing any counterpart.

      IN WITNESS WHEREOF, the parties hereto have caused this Management Agreement to be executed as of the date first written above.


RSL Communications, Ltd.



By:
    Name:
    Title:


deltathree.com, Inc.



By:
    Name:
    Title:


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Schedule 1 - Management Services

All management services provided by the RSL Group for the benefit of the Company Group, including:

1.    International legal counsel

2. Financial services, including, assistance in accounting, financial reporting, budgeting, business controls, tax and treasury related matters

3.    Corporate finance and mergers and acqusitions advisory services

4.    Assistance with network planning

5.    Product development

6.    Assistance with strategic planning

7.    Availability of RSL COM management

The Management Services do not include any services provided by the RSL Group under the Services Agreement.


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